UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

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ENGELHARD CORPORATION
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Ensuring Fair Value For Engelhard’s Shareholders

May 2006

FORWARD-LOOKING STATEMENTS

Forward-Looking Statements.  This document contains forward-looking statements. These statements relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to future prospects, developments and business strategies. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,”
“believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will” and similar terms and phrases, including references to assumptions. These forward-looking statements involve risks and uncertainties, internal and external, that may cause Engelhard’s actual future activities and results of operations to be materially different from those suggested or described in this document. Risks and uncertainties that could cause actual results to differ materially and negatively impact us include, but are not limited to, the following: we may not be able to achieve and execute internal business plans; we may experience changes in market conditions that cause us to consider divesting or restructuring operations, which could impact future earnings; our future cash flows depend upon the creation, acquisition and commercialization of new technologies to replace obsolete technologies; we depend upon the operating success of our manufacturing facilities and do not maintain redundant capacity; we could experience capacity constraints, and should demand for certain products increase, we could have short-term difficulty meeting the increased demand, hindering growth opportunities; we may experience product quality deficiencies;  we could experience physical inventory losses by theft and manufacturing inefficiency, particularly with regard to precious and base metals; we are currently engaged in various legal disputes, and unfavorable resolution of these disputes and still unidentified future legal claims could negatively impact us; we are subject to contingencies related to actual or alleged environmental contamination to which we may be a party; we face uncertainty regarding the outcome of the BASF offer, which may affect our stock price, future business, employee retention and recruitment, and may negatively impact supplier and customer relationships;  as a manufacturer, we are subject to end-user product liability litigation associated with our products;  we face competitive pricing or product development activities affecting demand for our products; we are dependent upon the markets for our customers’ products as a supplier of materials to other manufacturers; the solvency and liquidity of our customers could change; we could face fluctuations in the supply and prices of precious and base metals and fluctuations in the relationships between forward prices to spot prices; we could face a decrease in the availability or an increase in the cost of energy, notably natural gas, rare earth compounds, substrates and other raw materials; we are subject to recent adverse trends in benefit costs, notably pension and medical benefits; we face risks related to higher interest rates and changes in foreign currency exchange rates; geographic expansion may not develop as anticipated; we are exposed to overall economic conditions and could be impacted by economic downturns and inflation; and we face risks related to increased levels of worldwide political instability, the impact of the repeal of the U.S. export sales tax incentive, government legislation and/or regulation particularly on environmental and taxation matters, and a slowdown in the expected rate of environmental regulations and the impact of natural disasters.

FORWARD-LOOKING STATEMENTS (Cont’d)

For a more thorough discussion of these factors, please refer to the Appendix to this document, “Forward-Looking Statements” (excluding the first sentence thereof), “Risk Factors” and “Key Assumptions” on pages 34, 35 and 38, respectively, of Engelhard’s 2005 Annual Report on
Form 10-K, dated March 3, 2006 and “Forward Looking Statements” on page 6 of Engelhard’s definitive proxy statement, dated May 12, 2006.

Investors are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date made, and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results due to the risks and uncertainties described above, as well as others that Engelhard may consider immaterial or does not anticipate at this time.  The foregoing risks and uncertainties are not exclusive and further information concerning Engelhard and its businesses, including factors that potentially could materially affect its financial results or condition, may emerge from time to time.  Investors are advised to consult any further disclosures Engelhard makes on related subjects in
Engelhard’s future periodic and current reports and other documents that Engelhard files with or furnishes to the Securities and Exchange
Commission (“SEC”).

No Offer or Solicitation.  This document does not constitute an offer or invitation to purchase nor a solicitation of an offer to sell any securities of Engelhard.  The self-tender offer by Engelhard previously announced on April 26, 2006 was commenced on May 5, 2006.  Any offers to purchase or solicitation of offers to sell will be made only pursuant to a tender offer statement (including an offer to purchase, a letter of transmittal and other offer documents) filed by Engelhard (“Engelhard’s Tender Offer Statement”) with the SEC on May 5, 2006. Engelhard’s shareholders are advised to read Engelhard’s Tender Offer statement and any other documents relating to the Tender Offer that are filed with the SEC carefully and in their entirety because they will contain important information.

Additional Information and Where to Find It.  Engelhard’s shareholders are advised to read Engelhard’s definitive proxy statement dated May
12, 2006 carefully and in its entirety because it contains important information.  Copies of the definitive proxy statement may be obtained from
Mackenzie Partners, Inc. at 105 Madison Avenue, New York, New York, 10016; Phone: 212-929-5500 (Call collect) or Toll-Free (800) 322-2885.

I.

Introduction

II.

Board Response to BASF’s Amended $38 per Share
Offer

III.

Board Recommended Recapitalization Plan

IV.

Concluding Remarks

Appendix

Table of Contents

I. Introduction

Introduction
Background

On January 3, 2006, BASF publicly announced its intention to launch an unsolicited hostile offer to acquire Engelhard at $37.00 per share, and on January 9, 2006, BASF filed a Tender Offer Statement

On January 23, 2006, Engelhard’s Board announced its determination that the BASF offer was inadequate and not in the best interests of Engelhard shareholders

Concurrently, the Board authorized Engelhard's management team and independent advisors to explore strategic alternatives to seek to maximize shareholder value, including the possible sale of the Company

Engelhard explored a wide range of strategic alternatives to maximize shareholder value and, as part of this process, the Recapitalization Plan was developed. No competitive third party transaction, however, materialized

On April 19, 2006, BASF made an offer for $38.00 per share in response to Engelhard’s request for an increased offer following BASF’s access to non-public information

On April 25, 2006, the Engelhard Board unanimously determined that:

The $38.00 per share offer was inadequate and not in the best interests of Engelhard shareholders

The Recapitalization Plan represents the most attractive strategic alternative available to Engelhard and delivers greater value to Engelhard’s shareholders than
BASF’s opportunistic and inadequate $38.00 per share offer

Introduction
Recapitalization Plan Overview

The Recapitalization Plan consists of:

The purchase of up to 26 million shares (approximately 20% of Engelhard’s shares outstanding including exercisable options) at a price of $45.00 per share

Continued execution of the Company’s business strategy, including an incremental cost-savings associated with the Recapitalization Plan of $15 million annually beginning in 2007

Shares to be purchased through a self-tender offer

Committed financing, subject to customary conditions, is in place from Merrill Lynch and JPMorgan to initially fund self-tender offer; long-term financing expected to comprise a mix of hybrid securities and floating- and fixed-rate debt

Investment grade ratings profile expected based upon rating agency feedback

Board will increase its size at the June 2 Annual Meeting from six to nine, giving shareholders the ability to elect a majority of the Board

Eliminates damage and distraction that could result from a potentially lengthy consent solicitation that BASF has threatened

Gives shareholders ability to decide whether the Recapitalization Plan or
BASF's inadequate $38.00 offer serves the shareholders' best interests

Introduction
Recapitalization Plan Highlights

Engelhard’s Board of Directors believes that the Recapitalization Plan represents the best value creation alternative and is in the best interests of Engelhard shareholders for a number of reasons:

Plan should deliver value superior to BASF’s $38.00 per share offer

Accretion to EPS and EPS growth commencing in 2007

Expected strong forward price to earnings (P/E) multiple

Provides meaningful liquidity through the self-tender offer to Engelhard shareholders at an attractive price of $45.00 per share

Offers Engelhard shareholders the ability to participate in Engelhard’s strengthening business prospects and realize the Company’s future growth potential through appreciation in the market price of the stock or a future sale of the Company

Maintains investment grade credit profile

9.9%
8.4%
0.5%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Engelhard
S&P Chemicals
S&P 500

Introduction
Engelhard’s Commitment to Value Creation for
Shareholders

(1)

Assumes $100 invested on December 31, 2000 in each referenced group with reinvestment of dividends.

(2)

The S&P Chemicals index includes all 41 chemical companies (including Engelhard) in the S&P 500.

For the Five Year Period Preceding BASF’s Hostile Campaign, Engelhard’s Stock Delivered an
Annualized Return (1) that Outpaced Both the S&P 500 and S&P Chemicals Indices

(2)

Introduction
Timetable

Commenced self-tender offer for 20% of the shares
for $45.00 per share

Proxy materials mailed to shareholders

Engelhard Annual Meeting of Shareholders

$45.00 self-tender offer closes subject to satisfaction
or waiver of conditions; including if BASF’s nominees
constitute a majority of the Board and the Board
determines not to proceed with self-tender offer

Following Annual
Meeting

________Date_________

______________________Key Event______________________

June 2, 2006

May 5, 2006

May 12, 2006

II. Board Response to BASF’s
Amended $38.00 per Share Offer

Board Response to BASF’s Amended $38 per Share Offer
Reasons for the Rejection

After careful consideration, including a thorough review of BASF’s amended $38.00 offer with the Company’s financial and legal advisors, the Board unanimously determined that the BASF Offer is inadequate and not in the best interests of
Engelhard shareholders (other than BASF and its affiliates)

In reaching this conclusion, the Board believes that:

1)

The BASF offer does not reflect the standalone value and prospects of Engelhard

2)

The BASF offer does not recognize the strength in Engelhard’s business since it initially approached Engelhard as evidenced by two consecutive quarters of strong results and increased analyst expectations for 2006 and 2007

3)

The BASF offer is opportunistic

4)

The BASF offer does not reflect sharing of significant potential synergy value of a combination

5)

The BASF offer represents a low control premium versus precedent transactions

6)

Engelhard believes the Recapitalization Plan delivers higher value than the BASF offer

Opportunistic $38 Per Share Offer Benefits BASF’s Shareholders
at the Expense of Engelhard’s Shareholders

Board Response to BASF’s Amended $38 per Share Offer
BASF’s Offer Does Not Fully Reflect Stand-alone Value
and Prospects of Engelhard

The Board believes BASF’s offer does not fully reflect the value of the Company’s businesses, including its strong market positions and future growth prospects

The Board believes the Company has positioned itself to take advantage of attractive growth opportunities which include:

The Board believes these growth opportunities have not been fully factored into analysts’
long-term EPS growth expectations

EPS Growth Comparison

First Call Long-Term Projected EPS Growth                                                           10% (1)

Engelhard Management Operating Plan (’05A – ’10E) (2)                  ~14%

The Company’s strategic business plan was prepared for internal use by the Board and management long before BASF made its intentions known

Heavy-Duty Diesel

Personal Care and Cosmetics

Energy and Fuel Materials

Pricing and sustainable
productivity gains

(1)    Source: First Call Wall Street research average as of April 21, 2006 per Engelhard’s Recapitalization Plan announcement and presentation in April 2006.

(2)    Developed in August, 2005 as part of internal strategic planning process.  2006E – 2010E compound annual growth approximately 16.5%.  See Appendix for key assumptions.

Pro Forma for Recapitalization Plan

14%+

$0.55
$0.53
$0.51
$0.49
$0.47
$0.45
$0.53
$0.50
$0.50
$0.49
$0.49
$0.48
$0.48
$0.48
$0.48
Actual
Buckingham
Keybanc
CSFB
Longbow
Citigroup
Deutsche Bank
J.P. Morgan
UBS

$0.65
$0.60
$0.55
$0.50
$0.45
$0.40
$0.60
$0.52
$0.49
$0.49
$0.48
$0.46
$0.46
$0.44
Actual
J.P. Morgan
Longbow
Keybanc
Citigroup
Deutsche Bank
UBS
CSFB

Strong Business and Earnings Momentum Since BASF’s Initial Unsolicited $37.00 Offer
Reinforces Management’s Confidence in 5-Year Outlook

Q4 2005 (1)

Q1 2006 (2)

(1)      Analyst EPS estimates prior to earning pre-announcement on January 26, 2006.

(2)      Analyst EPS estimates prior to earnings pre-announcement on March 21, 2006.

(3)      Represents reported EPS of $0.55, adjusted for approximately three cents of expenses and two cents of share dilution due to the impact of the unsolicited BASF tender offer.

(4)      Mean excludes Actual Engelhard results.

Mean(4) =

$0.49

Mean(4) =

$0.48

Board Response to BASF’s Amended $38 per Share Offer
BASF’s Offer Does Not Recognize the Strength in Engelhard’s
Business Since BASF Initially Approached Engelhard

Actual Results Released 3/3/2006

Actual Results Released 5/9/2006 (3)

$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$0.16
$2.20
$0.02
$2.26
$0.25
$2.00
$0.10
$2.10
$0.10
$2.20
$0.08
$2.06
$0.08
$2.06
Longbow
Keybanc
Deutsche Bank
Buckingham
Citigroup
JPMorgan
CSFB
UBS

$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$2.75
$2.50
$2.50
$0.13
$2.33
$2.45
$2.40
$2.40
Longbow
Keybanc
Deutsche Bank
CSFB
Citigroup
JPMorgan
UBS

$2.35

$2.25

$2.20

$2.20

$2.27

$2.14

$2.13

$2.20

(2)

As of December 31, 2005

As of April 21, 2006

$2.46

(3)

Mean as of 12/31/05: $2.39

Current Mean:  $2.49

Mean as of 12/31/05: $2.13

Current Mean:  $2.22

2006E (1)

2007E (1)

Wall Street Projected EPS Estimates Have Increased Versus Expectations Prior to BASF Offer

(1)

Wall Street equity research analyst EPS estimates for Engelhard as of April 21, 2006, per Engelhard’s Recapitalization Plan announcement and presentation in April 2006.

(2)

Buckingham Research suspended coverage for Engelhard in January and is excluded from the current mean.

(3)

No change in estimates.

Board Response to BASF’s Amended $38 per Share Offer
BASF’s Offer Does Not Recognize the Strength in Engelhard’s
Business Since BASF Initially Approached Engelhard (cont’d)

20.0x
18.0
16.0
14.0
12.0
10.0
8.0
1/1/03
7/2/03
12/31/03
6/30/04
12/29/04
6/29/05
12/28/05

BASF’s Initial Offer Was Made at a Time When Engelhard’s P/E Multiple Was
at Nearly Its Lowest Point in 3 Years Relative to Johnson Matthey

Differential

-4.1x

Average
Differential

2005 Average

2004 Average

2003 Average

-1.5x

-0.2x

-1.1x

P/E Multiple – Forward 12 months (1)

Engelhard

14.1x

Johnson
Matthey

18.2x

(1)    Source: Factset.

Board Response to BASF’s Amended $38 per Share Offer
Offer is Opportunistic

17.0
16.0
15.0
14.0
13.0
12.0
11.0
10.0
9.0
8.0
1/1/03
7/2/03
12/31/03
6/30/04
12/29/04
6/29/05
12/28/05

Board Response to BASF’s Amended $38 per Share Offer
Offer is Opportunistic (Cont’d)

BASF’s Initial Offer Was Made at a Time When Engelhard’s P/E Multiple Was at
One of Its Lowest Points in 3 Years Relative to Umicore

Differential

-1.6x

Average
Differential

2005 Average

2004 Average

2003 Average

+1.0x

+4.6x

+2.7x

P/E Multiple – Forward 12 months (1)

Engelhard

14.1x

Umicore

15.7x

(1)    Source: Factset.

20.0%
0.0%
12.4%
8.8%
2.9%
10.4%
2.2%
7.8%
3.5%
5.9%
3.2%
3.1%
Dow / Union Carbide
IFF / Bush Boake Allen
Valspar / Lilly
Hercules / Betz-Dearborn
Crompton / Great Lakes Chemical
Rohm and Haas / Morton
Crompton & Knowles / Witco
Lubrizol / Noveon
Announced Synergies
Additional Realized (or Revised Target) Synergies

Board Response to BASF’s Amended $38 per Share Offer
BASF’s Offer Ignores Significant Potential Synergy Value of a
Combination

     Engelhard’s Board believes the synergy
     opportunity available to BASF is
     significant based on management
     estimates and a review of precedent
     transactions and that BASF’s $38.00 per
     share offer does not compensate
     Engelhard’s shareholders for those
     synergies

     BASF previously acknowledged that it
     did not factor synergies into its original
     $37.00 offer due to uncertainties in
     achieving synergies in M&A situations

     Despite having performed extensive due
     diligence in March and April of this year,
     BASF recently claimed that it can’t yet
      quantify potential synergies

Announced Cost Savings as % of Sales (1)

(1)    Represents average of total realized (or revised target) synergies as a % of sales based on publicly available information.

Acquiror /

Target

Date                Aug-99         Sep-00      Jun-00       Jul-98       Mar-05       Feb-99        Jun-99        Apr-04

Transaction

Value ($M)        $11,670         $974         $975        $2,957      $1,800       $4,857        $2,029        $1,840

Mean: 10.7%

4.0%

6.3%

7.7%

9.4%

10.0%

13.3%

14.0%

21.2%

| | Annual Cost Savings as % of Target Sales | Implied Annual Cost Savings Based on EC'05 Sales Excluding Material Services ($2,501mm) |
|---|---|---|
| Dow / Union Carbide | 21.2% | $530 |
| IFF / Bush Boake Allen | 14.0% | 350 |
| Valspar / Lilly | 13.3% | 333 |
| Hercules / Betz-Dearborn | 10.0% | 250 |
| Crompton / Great Lakes Chemical | 9.4% | 235 |
| Rohm and Haas / Morton | 7.7% | 193 |
| Crompton & Knowles / Witco | 6.3% | 158 |
| Lubrizol / Noveon | 4.0% | 100 |
| Mean | 10.7% | $269 |

Board Response to BASF’s Amended $38 per Share Offer
Potential BASF Synergies in an Acquisition of Engelhard

    Distribution and
      Warehousing

    R&D

    Business Group
      Consolidation

    Corporate Overhead

    IT

    Purchasing

MEANINGFUL SYNERGY OPPORTUNITY FOR BASF

EQUALS

3. Potential Tax Synergies

PLUS

2. Potential Revenue Synergies

1. Implied Annual Cost Savings Based on Precedent Public Transactions

     It appears BASF has very significant tax
      loss carry forwards – in excess of $2.5
      billion primarily in North America

     This tax synergy would, in all likelihood,
      allow BASF to avoid paying any significant
      cash taxes that Engelhard would otherwise
      be paying on its U.S. operating income (1)
      for many years to come

Note:   Dollars in millions. Analysis based on Engelhard 2005 sales of $4,597mm and Material Services sales of $2,096mm.

(1)      Approximately 60% of Engelhard’s total operating income is U.S. income.

The Board believes that the cost
synergy opportunity is significant

Areas of potential synergies include, but
are not limited to:

Potential Tax Synergies

Areas of Potential Cost Savings

PLUS

Overall Synergy Opportunity

70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
64.5%
33.3%
41.7%
27.0%
34.6%
35.4%
26.4%
2003
2004
2005
BASF Offer
All-Cash Unsolicited Transactions
All-Cash Transactions

Board Response to BASF’s Amended $38 per Share Offer
BASF’s Offer Represents a Low Control Premium Versus
Precedent Transactions

Source: SDC Platinum.

(1)    1-day and 4-weeks prior to January 3, 2006, the day on which the initial BASF offer was publicly announced.

(2)    Represents average premium offered in transactions above $1 billion versus target share price 4 weeks prior to announcement, for deals completed in 2003, 2004 and 2005.
Excludes premiums of deals announced and subsequently withdrawn.

(3)    Based on Engelhard closing share price of $30.06 on December 6, 2005, 4 weeks prior to BASF’s unsolicited offer.

BASF Offer Represents a Premium of 26.0% and 26.4% for
1-Day and 4-Weeks Prior to Announcement (1)

(3)

(2)

(2)

| $38.00 Offer Price | 2007P EPS Accretion to BASF | |
| --- | --- | --- |
| | $ | % |
| Low Case: $100mm Pre-tax (1) | $0.36 | 4.6% |
| Mean Case: $269mm Pre-tax (2) | $0.62 | 8.0% |

Board Response to BASF’s Amended $38 per Share Offer
BASF Consequences Analysis – Meaningful Accretion to BASF EPS

Cost Saving
Synergies Only
(excludes potential
revenue and tax
synergies)

Key Assumptions: BASF 2007P standalone EPS per equity research analyst consensus of €6.30, converted to USD at spot exchange rate of 1.234 as of April 21, 2006, to yield $7.77.
Pre-tax cost of money assumed to be 5.8% which represents an estimate of the blended cost to BASF of 5-year and 10-year debt at its AA- credit rating.  BASF’s utilization of its substantial cash balances would further improve the level of accretion.  Acquisition accounting assumes 20% of the premium over Engelhard’s book value allocated to identifiable intangibles and amortized over 15 years.  Specified cost savings assumed to be fully phased-in in 2007 reporting year.

(1)    Represents low-end cost savings achieved in precedent transactions at 4% of sales.  Percentage applied to Engelhard’s 2005 sales, excluding Material Services, of $2.5 billion.
See page 18.

(2)    Represents mean cost savings achieved in precedent transactions applied to Engelhard’s 2005 sales, excluding Material Services of $2.5 billion.  See page 18.

It Appears that BASF’s Acquisition of Engelhard at Its Inadequate $38.00 Offer Would Be Meaningfully
Accretive to BASF’s EPS, To the Benefit of BASF, at the Expense of Engelhard’s Shareholders

18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2007 ROIC
2010 ROIC
No Cost Savings
Low Case Cost Savings - $100mm
Mean Case Cost Savings - $269mm

Board Response to BASF’s Amended $38 per Share Offer
BASF Consequences Analysis

BASF’s

Target
Return in
Acquisition
Transactions:

10% (1)

Key   Assumptions: Return on Operational Assets calculated as Engelhard EBIT plus specified cost savings divided by transaction value at $38 per share.  Engelhard EBIT for 2007 interpolated based on average Wall Street equity research analyst EPS estimate of $2.49 as of April 21, 2006.  Engelhard EBIT for 2010 from Engelhard developed in August 2005, and corresponds to previously disclosed
2010 EPS target of $3.95 (pre-recapitalization transaction).  Calculations assume specified cost savings fully realized in respective year and excludes benefits of potential revenue and tax synergies and excludes any one-time costs to achieve cost savings.  Calculations for ROIC in 2010 do not give credit for any standalone free cash flow generation from 2007 to 2010, which would reduce operational assets and improve the resultant ROIC even further.

(1)    Source: BASF 20-F filed on March 14, 2006: “The BASF Group must achieve an EBIT of 10% on its operating assets to satisfy the returns expected by providers of equity and debt, and to cover tax expenses.”

7.9%

9.7%

12.8%

“Return On Operational Assets” Metric Analyzed by BASF Appears Attractive to BASF as Well (Reflects Cost Savings
Opportunities Only – Potential Revenue and Tax Synergies Would Further Enhance Returns to BASF)

12.0%

13.9%

16.9%

Board Response to BASF’s Amended $38 per Share Offer
Key Events Since BASF Commenced Its Original $37.00 Offer

BASF granted access to non-public information

Engelhard has meaningfully outperformed Street expectations for two consecutive quarters

Street expectations for 2006 and 2007 EPS have increased

Synergy opportunities remain significant, in Engelhard’s view

2007 P/E multiples of Engelhard’s specialty chemical peers have generally increased (1)

Euro has strengthened meaningfully versus the US dollar (2)

(1)    Ten select specialty chemical companies analyzed.  The 2007 P/E multiple for 9 of 10 have increased over this period, with an average increase for the entire group of 1.5x, or
11.5%.  See page 27.  While this increase could be related to increased acquisition speculation in the industry in general following BASF’s offer, Engelhard believes that to be unlikely given the number and diversity of the companies in its peer group.

(2)    The same $38.00 per share that BASF could have offered in early January is equivalent in Euro terms to more than $40.00 per share today.

III. Board Recommended
Recapitalization Plan

Board Recommended Recapitalization Plan
Overview

Self-tender offer at $45.00 per share in cash

The purchase of up to 26 million shares or approximately 20% of the shares outstanding including exercisable options

Self-tender offer will be initially funded through a bridge facility which is expected to be refinanced with a mix of hybrid securities (income capital obligation notes, or ICONs) and fixed and floating rate debt after closing the self-tender offer

Merrill Lynch and JPMorgan have committed, subject to customary conditions, to provide
Engelhard with a $1.5 billion 364-day bridge credit facility to finance the self-tender offer and other liquidity support

Investment grade ratings profile expected

Recapitalization Plan cost savings initiative

Incremental $15 million in annual pre-tax savings

To be implemented in 2006; savings to be reflected starting with 2007 results

Savings primarily in SG&A, including warehouse consolidation, reduced warehouse lease costs, leaving vacant certain planned and open headcount positions, potential headcount reduction and reduced discretionary spending

Cash costs expected to be approximately $20 million during the second half of 2006

| Sources: | | Amount |
|---|---|---|
| Callable Floating Senior Notes @ LIBOR + 60bps (6.140%) | | $200.0 |
| 10 Year Senior Notes @ 6.405% | | 200.0 |
| 5 Year Call Basket C Security (ICON) @ 7.6125% - 60 Yr. Maturity | | 400.0 |
| 10 Year Call Basket C Security (ICON) @ 7.9675% - 60 Yr. Maturity | | 400.0 |
| Total Sources | | $1,200.0 |

| Uses: | | Amount |
|---|---|---|
| Purchase of Equity [4] | $45.00 per share | $1,149.3 |
| Fees & Expenses | | 25.0 |
| Restructuring Costs | | 20.0 |
| Incremental Cash | | 5.7 |
| Total Uses | | $1,200.0 |

| | Year Ended 12/31/2005 Pre-Recap | Adjustment | Year Ended 12/31/2005 Pro Forma |
|---|---|---|---|
| Cash | $42 | 6 | $47 |
| Non-Cash Current Assets | 2,110 | -- | 2,110 |
| Other Assets | 1,727 | -- | 1,727 |
| Total Assets | $3,879 | | $3,885 |
| | | | |
| Non-Debt Current Liabilities | $1,468 | | $1,468 |
| Existing Debt | 600 | -- | 600 |
| Senior Notes | – | 400 | 400 |
| ICONs | – | 800 | 800 |
| Total Debt | 600 | 1200 | 1,800 |
| Other Liabilities | 322 | | 322 |
| Equity | 1,489 | (1,194) | 295 |
| Total Liabilities & Equity | $3,879 | | $3,885 |
| | | | |
| Operating Earnings | $299 | | $299 |
| EBITDA [3] | 463 | | 463 |
| Total Interest | 34 | 87 | 121 |
| | | | |
| Total Debt/EBITDA [4] | 1.3x | | 3.0x [2] |
| Total Debt to Capitalization | 28.7% | | 66.8% [2] |
| EBITDA/Interest [3] | 13.7x | | 3.8x |
| Corporate Credit Rating | A3/A-/A | | Investment Grade |

Board Recommended Recapitalization Plan
Financing Details

Sources & Uses (1)

Pro Forma Capitalization (1)

Note:  Dollars in Millions. Financing structure and rates per April 2006 Recapitalization Plan announcement and presentation.  Actual rates will be a function of market conditions at time permanent financing is secured.

(1)      Self-tender offer will initially be funded by a bridge facility.

(2)      Assumes 50% equity credit from rating agencies for ICONs.

(3)      EBITDA calculated as operating earnings of $299mm plus equity in earnings of affiliates of $33mm and depreciation and amortization of $132mm. EBITDA is used by financial institutions to evaluate credit worthiness.

(4)      Net of option proceeds of approximately $24.3mm.

| | | Assumptions |
|---|---|---|
| 2007 Wall Street Average | $2.49 | ■ Wall Street analyst range $2.40 - $2.75 |
| Additional Interest Expense | (0.52) | ■ $200mm of Callable Floating Senior Notes @ LIBOR + 80bps (6.140%)<br>■ $200mm of 10 Year Senior Notes @ 6.405%<br>■ $400mm of 5 Year Basket C Security (ICON) @ 7.6125%<br>■ $400mm of 10 Year Basket C Security (ICON) @ 7.9675% |
| Cost-Savings Initiative | 0.09 | ■ $15 mm annual pretax savings fully reflected in 2007 |
| Reduced Shares | 0.49 | ■ Repurchase of 26mm shares (~20% shares outstanding and underlying vested options) |
| Pro Forma 2007 EPS<br>*(Building from Wall Street Average)* | $2.55 | |

Board Recommended Recapitalization Plan
Pro Forma EPS

2007 – First Full Year

Note: Financing structure and rates per April 2006 Recapitalization Plan announcement and Investor presentation.  Additional interest expense calculation assumes a fixed rate of 6.140% for the
$200mm Callable Senior Notes debt tranche.  Once long-term financing is in place, a one percentage point change in the LIBOR rate expected to have an approximate $0.01 impact on EPS in 2007.
Per share values rounded to two decimals.

20.0x
18.0
16.0
14.0
12.0
10.0
16.6x
17.6x
14.9x
17.5x
17.6x
17.2x
15.0x
16.2x
14.1x
15.5x
13.4x
15.3x
14.2x
15.0x
10.6x
14.7x
13.7x
14.5x
13.0x
14.4x
Praxair
Air Products
Johnson Matthey
Sigma-Aldrich
Umicore
Albemarle
Rohm & Haas
Cytec
IFF
Du Pont

Recapitalization Plan
Market Multiples Have Generally Increased Since BASF
Offer Was Commenced

Source: Factset. Based on Wall Street Research.

As of 12/30/2005

As of 4/21/2006

2007 P/E Multiple Analysis

Increase:

1.5x

11.5%

Average:

0.8x

5.7%

1.4x

10.7%

4.1x

38.6%

1.4x

9.6%

0.9x

6.3%

1.9x

14.4%

2.6x

17.6%

1.2x

8.0%

(0.4x)

(2.2%)

1.0x

5.8%

Pts.

%

20.0%
10.0%
0.0%
(10.0%)
(20.0%)
(30.0%)
(40.0%)
EC vs. JM
1/3/03
7/4/03
1/2/04
7/2/04
12/31/04
7/1/05
12/30/05

60.0%
40.0%
20.0%
0.0%
(20.0%)
(40.0%)
EC vs. Umicore
1/3/03
7/4/03
1/2/04
7/2/04
12/31/04
7/1/05
12/30/05

3-Year
Avg: (6.9%)

3-Year
Avg: 19.3%

1.0x

6.8%

4.6x

30.7%

2.7x

20.3%

-1.5x

(10.7%)

-0.2x

(1.6%)

-1.1x

(8.5%)

Umicore

Differential
at BASF

Offer

-1.6x

(11.3%)

2005 Average Differential

2004 Average Differential

2003 Average Differential

Board Recommended Recapitalization Plan
EC’s “Unaffected” Forward P/E Multiple Relative to Key
Industry Peers over Time

JM
Differential
at BASF
Offer

-4.1x

(29.1%)

2005 Average Differential

2004 Average Differential

2003 Average Differential

Source: Factset.

Note: Johnson Matthey and Umicore are the key industry peers to Engelhard.

| | Hypothetical Engelhard Premium/(Discount) | Resultant 2007 P/E Multiple | Implied Price Per Share Based on $2.55 Projected EPS | Blended Price Per Share Assuming Pro Rata Participation in Self Tender |
|---|---|---|---|---|
| Engelhard Relative to Johnson Matthey (JM Currently at 17.2x) | (6.9%) | 16.0 | $40.87 | $41.70 |
| Engelhard Relative to Umicore (Umicore Currently at 15.5x) | 6.8% | 16.6 | $42.24 | $42.80 |

| | Hypothetical Engelhard Premium/(Discount) | Resultant 2010 Forward P/E Multiple [1] | Implied Price Per Share Based on $4.22 Projected EPS | Blended Price Per Share Assuming Pro Rata Participation in Self Tender |
|---|---|---|---|---|
| Engelhard Relative to Johnson Matthey (JM Currently at 13.8x) | (6.9%) | 12.8 | $54.13 | $52.29 |
| Engelhard Relative to Umicore (Umicore Currently at 11.6x) | 6.8% | 12.4 | $52.33 | $50.85 |

Recapitalization Plan
Illustrative Market Value Per Share – Based on Projected
2007 and 2010 EPS

Note: JM and Umicore are the key industry peers to Engelhard. Engelhard believes that its forward P/E multiple absent the Recapitalization Plan should reflect a relationship to key industry peers more in line with historical levels.

(1)    See page 28 for derivation.

(2)    Applied Johnson Matthey’s long-term projected annual EPS growth rate of 8.0% based on Wall Street research to 2007 EPS of Johnson Matthey to derive 2010 forward P/E multiple of 13.8x.  Applied Umicore’s long-term projected annual EPS growth rate of 10.1% based on Wall Street research to 2007 EPS of Umicore to derive 2010 forward P/E multiple of 11.6x.  Price as of April 21, 2006.

Based on 2010P EPS

Based on 2007P EPS

3 Year Average Discount (1)

1 Year Average Premium (1)
(3 Year Average Premium: 19.3%)

| Hypothetical Blended Value | Required Stock Price | Implied 2007 P/E |
|---|---|---|
| 38.00 | 36.24 | 14.2x |
| 39.00 | 37.49 | 14.7x |
| 40.00 | 38.74 | 15.2x |
| 41.00 | 39.99 | 15.7x |
| 42.00 | 41.24 | 16.2x |
| 43.00 | 42.50 | 16.7x |
| 44.00 | 43.75 | 17.2x |
| 45.00 | 45.00 | 17.6x |

20.0x
18.0x
16.0x
14.0x
12.0x
10.0x
17.6x
17.5x
17.2x
16.2x
15.5x
15.3x
15.0x
14.7x
14.5x
14.4x
Praxair
Air Products
Johnson Matthey
Sigma-Aldrich
Umicore
Albemarle
Rohm & Haas
Cytec
IFF
Du Pont

Recapitalization Plan
Required Stock Price and ’07 P/E to Deliver Hypothetical
Blended Values of $38.00 - $45.00 Per Share

Based on 2007 EPS of $2.55

2007 P/E Multiple Analysis – Current Multiples (1)

LT Proj. EPS

Growth Rate (1)

10.5%

8.0%

10.0%

10.0%

10.0%

10.0%

10.1%

7.7%

9.5%

10.0%

14.2x

B/E ’07P/E

(1)

Multiples and average long-term projected EPS growth rate per First Call as of April 21, 2006, per April 2006 Recapitalization Plan presentation.

Engelhard First Call LT Proj. EPS Growth:

Engelhard Operating Plan LT Proj. EPS Growth (’05-’10):

Pro Forma for Recap:

10%

14%

14%+

IV. Concluding Remarks

Concluding Remarks
Proxy Process and Annual Meeting Highlights

Proxy Process:

In Proxy Statement, Engelhard announces Board of Directors to expand Board by three seats at the Annual Meeting resulting in shareholders having an opportunity to elect five out of nine directors, a majority of the Board

Engelhard names nominees for those added seats – nominates five highly-qualified individuals that will ensure Engelhard continues down the superior value-creation path envisioned by the Recapitalization Plan

BASF nominates five hand-picked individuals that will effect its inadequate $38 per share offer

Engelhard Annual Meeting:

Proxies tabulated – shareholders supporting Engelhard can submit proxies for Engelhard’s five director nominees (two
Class 1 directors whose terms expire plus Engelhard nominees to fill three vacancies to be created)

Shareholders preferring BASF offer can submit proxies in support of BASF’s nominees

Self-Tender Offer:

To close post-shareholder meeting unless:

BASF’s nominees constitute a majority of the Board and the Board determines not to proceed with self-tender offer

BASF amends its offer to increase the price or make other material changes to its terms or conditions and
Engelhard’s Board recommends the amended offer

Engelhard’s Board approves a transaction that it determines affords greater value to the shareholders than the
Recapitalization Plan

Other customary closing conditions (including financing) are not satisfied or waived

Shareholder Choice: Recapitalization Plan or BASF’s
Inadequate Offer

Concluding Remarks
Recapitalization Plan Highlights and Board
Recommendation

Engelhard believes the Recapitalization Plan provides value superior to BASF’s $38.00 per share offer

Accretion to EPS and EPS growth commencing in 2007

Expected strong forward price to earnings (P/E) multiple

Provides meaningful liquidity to Engelhard shareholders at an attractive price of $45.00 per share

Offers Engelhard shareholders the ability to participate in Engelhard’s strengthening business prospects and realize the Company’s future growth potential through appreciation of the market price of the stock or a future sale of the Company

Maintains investment grade credit profile

The Board unanimously recommends that shareholders:

Vote for the five Engelhard director nominees

Tender into the Company’s $45 per share tender offer

Appendix

| | Total Debt / LTM EBITDA [1] | Debt / Total Capitalization |
|---|---|---|
| 1998 | 1.8x | 45.0% |
| March 1999 | 1.8x | 45.2% |
| June 1999 | 2.5x | 61.9% |
| 1999 | 2.1x | 55.0% |
| 2000 | 1.5x | 46.0% |

Note: Source: Engelhard public filings.  An estimated $337mm of incremental debt was raised.

(1)    EBITDA includes equity earnings in affiliates.

Appendix
Impact of Engelhard Share Repurchase from Minorco

In the fourth quarter of 1998, Minorco
announced that it was merging with
Anglo American Corporation of South
Africa Limited and that it would sell all the
shares of common stock of Engelhard
owned by Minorco and its affiliates
(approximately 46 million shares) as a
prerequisite of its merger.

In May 1999, Engelhard purchased
approximately 18 million of its shares
owned by Minorco for $18.72 per share.
The 18 million shares represented
approximately 13% of Engelhard's total
shares outstanding. The remainder of
Minorco's stake (28 million shares) was
sold in a secondary public offering

Engelhard financed the purchase with
short-term debt and stated its intentions
to take steps to reduce its total debt
going forward

Proposed
Recapitalization as of
12/31/2006:

Total Debt/EBITDA: 3.0x

Debt/Total Capitalization: 66.8%

Environmental Technologies

Light Duty Vehicles

•     Light duty vehicle builds will grow globally at 2% over the plan period, from 62 million vehicles in 2005 to 68 million by 2010, driven primarily by increasing living standards in emerging markets.

•     N. America with strictest regulation and largest engines averages almost three catalysts per vehicle.  Europe, with increasing penetration rates of catalyzed soot filters (CSF) will increase to slightly over two catalysts per vehicle.  Tightening regulatory standards in developing countries will bring the average in these regions up to one catalyst per vehicle.

•     Increasingly strict regulatory standards and fluctuating precious metal pricing will require more advanced technology with related value pricing.

•     Net effect of the above is that the global market for light duty emission control catalysts will grow at a 5% CAGR, from $1.5B in 2005 to $1.9B by 2010.  Of the
$1.9B in 2010, $1.4B relates to gasoline with the remaining $0.5B relating to light-duty diesel, primarily in Europe.

•     Gasoline:

      1. Global segment will grow from 103M catalysts in 2005 to 115M by 2010, a 2.2% CAGR, with an average catalyst manufacturing charge of $12/catalyst.

      2. N. America and Europe will show minimal growth with Japan and Korea flat.  Most of the growth will come from emerging markets, led by China.

      3. Stricter regulations will be adopted in the emerging markets over the plan period.  China and India will begin Euro 3 this year and Euro 4 by 2008-10.  Brazil will adopt a US Tier 2 program in 2009.  Russia will begin to implement Euro 2 this year and Euro 3 by 2008.

•     Light-duty Diesel:

      1. Europe, which accounts for 75% of the market, will grow from 9.4M vehicles in 2005 to almost 12M by 2010, a 5% CAGR.  A large percentage of the remaining 25% is produced in Japan and Korea for export into Europe.

      2. The biggest driver for this growth is the diesel penetration rate growing from 46% this year to 50% by 2010.

      3. The catalyst market for light-duty diesels in Europe is currently forecasted to be almost $400M by the end of 2010.  The largest growth opportunity is the accelerated adoption rate of CSF’s.

      4. Euro 4, which began phasing in 2004 (2005 new platforms) has not been filter (CSF) forcing.  However, several European countries became aware that ambient air quality standards were being exceeded in urban areas, primarily due to particulate matter.  Driving restrictions on unfiltered vehicles were discussed as a possible solution which prompted OEM’s to “voluntarily” install filters.

      5. Awareness of particulate matter has forced the EU to accelerate the adoption of Euro 5 for light-duty diesel (now projected for 2009).  Euro 5 reduces particulate emissions by 80% vs. Euro 4 and will be filter forcing for a majority of diesel vehicles.

      6. Grow Engelhard’s market share in Europe from 24% to 35% by 2008.

Note:  Based on Engelhard Management Operating Plan estimates developed August, 2005.

Appendix
Financial Assumptions
Key Assumptions

Environmental Technologies (Cont’d)

Heavy-Duty Diesel (HDD)

•     HDD engine demand will increase only 1% per year, from 1.6M engines in 2005 to 1.7M engines in 2010 in the U.S., Europe and Japan.

•     However, tightening regulations will increase the catalyst market from 1.4M units in 2005 to 5M units in 2010.

•     Market Revenues (ex-PGM/ex-substrate) are projected to grow from $100M in 2005 to $330M-$370M in 2010.

•     For On-Road, US 2007 & 2010, Euro 4 & 5 and Japan 2005 & 2009 are “On Track” for implementation.

•     Successful fleet testing of US07 emission systems in 2006.

•     Non-vanadium SCR will be required in US, Europe and Japan.

•     European tax incentive programs will drive early adoption of CSF’s.

•     New off-road regulations begin in 2008 and are not included in sales or earnings estimates.

Stationary Source

•     The Food Service market will grow from $3M in 2005 to $10M in 2010 driven by pending charbroiler regulations (2007).  Addresses fine particulate control and health and safety benefits for ventless ovens.

•     Successful development of differentiated mercury sorbent technology for coal-fired power plants assumed for 2008-2010.

Temperature Sensing

•     Market will grow from $225M in 2005 to $300M in 2010, a CAGR of 6%.

•     Engelhard will improve on its 8% market share through three growth strategies:

      1. Accelerate optical thermometry commercialization by penetrating new markets.

      2.   Continue Asia geographic expansion.

      3. Add wafer thermocouple technology to complete Engelhard temperature measurement portfolio.

Note:  Based on Engelhard Management Operating Plan estimates developed August, 2005.

Appendix
Financial Assumptions
Key Assumptions

Appendix
Financial Assumptions
Key Assumptions

Process Technologies

Chemicals

•     Gas Economy catalyst market forecast to approximate $350M in 2006 with a CAGR of 15%.

•     Additional Gas Economy catalyst growth from:

      1.  Planned expansion from current “gas-to-liquids” (GTL) customer.

      2.  Leveraging Fischer-Tropsch catalyst technology to other major GTL players.

      3.  Leverage our syngas position from Nanjing acquisition.

•     Successful entry into unserved petrochemical markets, including ethane based styrene, ethane based acetic acid, propane based acrylic acid and propane based propylene oxide, based on current commercial agreements.

•     Growth rates for catalyst markets for oleochemicals, petrochemicals and fine chemicals range from 2% to 10%.

Petroleum Refining

•     FCC additives growth approximating 22%:

      1.  Underlying market growth of 10%.

      2.  Additional growth from the expansion into environmental and gasoline conversion additive technologies to meet increasing global demands of propylene and petrochemical feedstocks and regulatory compliance.

•     Entry into new refining market areas by leveraging Engelhard technology through prospective licensing agreements, including hydrocracking, deep catalytic cracking and reforming.

•     FCC market growth only projected at 2% with additional income from productivity gains.

•     Natural gas price used was $7.25 per MMBTU.  Adverse variances are expected to be substantially covered by surcharges and other pricing actions.

Polyolefins

•     Polypropylene growth approximating 26%:

      1. Assumed growth of 7% in proprietary catalyst representing underlying market growth of 5-6% and remaining growth through differentiation and acceleration of our technology development into the packaging and film markets.

      2. Growth in volume from new licenses.

•     Continuation of entry into polyethylene market.

Note:  Based on Engelhard Management Operating Plan estimates developed August, 2005.

Appendix
Financial Assumptions
Key Assumptions

Appearance and Performance Technologies

Personal Care Materials

•     7% growth per year in delivery systems for personal care through 2009.  In the case of commodity vitamins (30% of market) where Engelhard does not participate, the rate is 5%.
For more specialized actives, such as unique extracts from plants, the growth rate is closer to 10%.

•     Additional sales/earnings from expanding the product offerings globally from the acquisitions made in the U.S. and France in 2004 and 2005.

•     Additional earnings from optimizing synergies in technology, manufacturing and sales as Engelhard continues to integrate the two acquisitions.

Effects

•     Market for effect pigments in cosmetics and personal care will grow at 7% per year.  The market growth rate for industrial applications will be 4-5%.    Growth in the automotive
market will be lower.

•     Expanding Engelhard’s innovation track into new programs beyond mica and borosilicate glass, bismuth and film by focusing R&D on technology platforms and away from line extensions will add $15M to sales.

•     Cost reductions will add $10M to earnings by 2010.

•     Faster innovation and an applications lab in China will work to counter Chinese competition, as well as pay attention to costs.

Kaolin

•     Recover $10M in sales and $4M in earnings from strikes in Finland and Canada.

•     $20M in sales in 2010 from Décor Growth Program (decorative laminate paper market with substitution for TiO2).

•     Crop Protectants (Surround) will add $32M of sales and $10M of earnings by 2010.

•     Cost reduction initiatives will add $12M in earnings.

•     Natural gas price used was $7.25 per MMBTU.  Adverse variances are expected to be substantially covered by surcharges and other pricing actions.

Note:  Based on Engelhard Management Operating Plan estimates developed August, 2005.

Appendix
Financial Assumptions
Key Assumptions

Ventures

Alumina business acquired in 2005 accounts for $12M of 2010 operating earnings with modest growth rates.

•     Frac Sand accounts for $9M of 2010 operating earnings and depends mostly on continued demand from the energy sector.

•     Aseptrol/Water Treatment are slated to generate $7M of operating earnings related to health requirements.

•     Nothing included in sales and earnings for Ceramic Proppants and Battery Materials programs.

Corporate

•     Share buy-back programs, enabled by operating cash flows, will offset the dilutive impact of equity-based awards under employee benefit plans.  Diluted shares outstanding for
Operating Plan period are 122 million.

Share buy-back programs, enabled by operating cash flows, will offset the dilutive impact of equity-based awards under employee benefit plans.  Diluted shares outstanding post-
recapitalization plan are 101 million.

•     The average effective tax rate for the Operating Plan period on a standalone basis is 24%, with the 2010 period at 25%.

The average effective tax rate post-recapitalization is 25% with the 2010 period at 26%.

•     Equity earnings from the Company’s equity method joint ventures, which primarily serve the Japanese and Korean automotive catalyst markets, have conservatively been held constant throughout the plan period, despite a 25% CAGR over the past three years.

Note:  Based on Engelhard Management Operating Plan estimates developed August, 2005, except post-recapitalization items as noted.